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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): MAY 11, 2001


                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)


         NEW JERSEY                 0-10039                   22-2267658
(State or Other Jurisdiction of   (Commission              (I.R.S. Employer
         Incorporation)           File Number)           Identification Number)



       757 THIRD AVENUE, NEW YORK, NEW YORK                     10017
(Address of Registrant's Principal Executive Offices)        (Zip Code)

                                 (212) 703-2000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On May 11, 2001, Peter J. Fiorillo, the founder, current Chairman of the Board of Directors and former Chief Executive Officer of eB2B Commerce, Inc. (the "Company"), assumed the position of Chief Financial Officer of the Company, replacing Victor L. Cisario. Mr. Fiorillo remains as Chairman and is expected to maintain the position of Chief Financial Officer on an interim basis, until a successor is found.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2001

                                         eB2B Commerce, Inc.


                                         By:    /s/ John J. Hughes, Jr., Esq.
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                                         Name:  John J. Hughes, Jr., Esq.
                                         Title: Executive Vice President
                                                and General Counsel